UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number: 811-134

                     AllianceBernstein Balanced Shares, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: November 30, 2003

                   Date of reporting period: November 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Asset Allocation
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


AllianceBernstein Balanced Shares


Annual Report -- November 30, 2003

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

January 27, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Balanced Shares (the "Fund") for the annual reporting period ended November 30, 2003.

Investment Objective and Policies

This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.

Investment Results

The following table provides performance data for the Fund and several indices, the Russell 1000 Value Index and the S&P 500 Stock Index, as well as the Fund's composite benchmark, a 60%/25%/15% blend of the Russell 1000 Value Index, the Lehman Brothers (LB) Government/Credit Bond Index and the Salomon Brothers (SB) 1-Year Treasury Bond Index, for the six- and 12-month periods ended November 30, 2003.

Previously, the equity portion of the Fund's composite benchmark consisted of 60% of the S&P 500 Stock Index. However, from this point on, the equity portion of the Fund will use the Russell 1000 Value Index in place of the S&P 500 Stock Index, as the Russell 1000 Value Index more closely reflects the Fund's equity strategy. We also compare the Fund's performance to the Lipper Balanced Funds Average, which measures a group of funds with similar characteristics to the Fund.

INVESTMENT RESULTS*
Periods Ended November 30, 2003

                           ---------------------------------
                                        Returns
                           ---------------------------------
                              6 Months          12 Months
                           --------------     --------------
AllianceBernstein
Balanced Shares
   Class A                       5.19%            13.74%
------------------------------------------------------------
   Class B                       4.78%            12.95%
------------------------------------------------------------
   Class C                       4.84%            12.97%
------------------------------------------------------------
Lipper Balanced
Funds Average                    6.90%            12.21%
------------------------------------------------------------
Russell 1000
Value Index                     11.15%            17.16%
------------------------------------------------------------
S&P 500 Stock Index             10.80%            15.08%
------------------------------------------------------------
New Composite Benchmark:
   60% Russell 1000 Value
   Index / 25% Lehman
   Brothers Government/
   Credit Bond Index / 15%
   Salomon Brothers
   1-Year Treasury
   Bond Index                    6.23%            12.26%
------------------------------------------------------------
Old Composite Benchmark:
   60% S&P 500 Stock
   Index / 25% Lehman
   Brothers Government/
   Credit Bond Index / 15%
   Salomon Brothers
   1-Year Treasury
   Bond Index                    6.02%            11.06%
------------------------------------------------------------


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ALLIANCEBERNSTEIN BALANCED SHARES o 1

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses charged to this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

None of the following indices or composites reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The unmanaged Salomon Brothers (SB) 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The new composite benchmark represents a 60%/25%/15% blend of the Russell 1000 Value Index, the LB Government/Credit Bond Index and the SB 1-Year Treasury Bond Index. The old composite benchmark represents a 60%/25%/15% blend of the S&P 500 Stock Index, the LB Government/Credit Bond Index and the SB 1-Year Treasury Bond Index.

The Lipper Balanced Funds Average reflects the performance of 541 funds for the six-month period and 527 funds for the 12-month period ended November 30, 2003. These funds have generally similar investment objectives to AllianceBernstein Balanced Shares, although they may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Balanced Shares.

Additional investment results appear on page 7.

For the 12-month period ended November 30, 2003, the Fund outperformed the new composite benchmark, but underperformed this benchmark over the six-month period. Likewise, the Fund outperformed its peer group, as represented by the Lipper Balanced Fund Average (the "Lipper Average"), over the 12-month period but underperformed the Lipper Average over the six-month period.

An overweight position in technology stocks through the end of the second quarter aided the Fund's performance during the 12-month period under review.


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2 o ALLIANCEBERNSTEIN BALANCED SHARES

However, the Fund's equity performance during the six-month period ended November 30, 2003 was hindered by a declining position in technology stocks, which continued their rally into October and November. This was the primary reason for the Fund's underperformance versus its benchmark over this period. In addition, an overweight position in health care stocks also hurt performance.

The Fund's fixed income allocation outperformed the fixed income market, as measured by the LB Government/Credit Bond Index, over the 12-month period ended November 30, 2003, primarily due to sector and industry allocation. At the sector level, the Fund was overweight in credit, which produced favorable relative returns. At the industry level, the Fund was overweight in telecom, cable and autos--three industries which produced strong relative performance within the credit sector. Many of the Fund's underweighted sectors, including chemicals, rails and basic materials, also contributed to relative returns, as they underperformed the benchmark. Additionally, within the Fund's Treasury allocation, its exposure to TIPS (inflation-linked securities) benefited relative performance.

Market Review and Investment Strategy

The equity portion of the Fund's performance during 2003 was aided by strong economic data and more upbeat company commentary. Better-than- expected earnings reports provided further support for the U.S. stock market's rally.

The equity portion of the Fund's investment discipline is largely focused on stock picking (as opposed to sector rotation), and our proprietary valuation work suggested to us that the most attractive stocks were largely centered in the areas of health care and consumer staples. Thus, we built overweighted positions in these two areas throughout the six-month period ended November 30, 2003. Conversely, we reduced our technology weighting to an underweighted position as our valuation work suggested that this area of the market was fully, if not over-valued. We also maintained underweighted positions in financial and utility stocks as our research showed that there were fewer investment opportunities in these two areas of the market.

In the fixed income market, interest rates were volatile throughout the course of the year. During 2003, Treasury rates rose 25 basis points, which is considered fairly flat. However, that masks tremendous volatility throughout the course of the year, where the trading range was about 120 basis points. The flattening of the rate trend towards the end of the year was attributable to benign government inflation data and constant reassuring from the U.S. Federal Reserve that rates did not need to be raised for some time. Nevertheless, the yield curve remained very steep, with investors needing an inflation and monetary policy premium given the strength of nominal GDP.


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ALLIANCEBERNSTEIN BALANCED SHARES o 3

The investment-grade corporate bond market had a strong fourth quarter to top off a record-breaking year, with investment-grade corporate bonds outperforming Treasuries by 5.80% in 2003, measured in terms of excess return. Within the corporate sector, top-performing sectors included autos, airlines, cable, wireless telecommunications and utilities, while supermarkets, rails and food/beverage sectors underperformed.

By ratings class, the best performance was in the lower rated credit grades, which typically see the greatest relative spread compression during a cyclical improvement in credit fundamentals.


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4 o ALLIANCEBERNSTEIN BALANCED SHARES

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN BALANCED SHARES CLASS A
GROWTH OF A $10,000 INVESTMENT
11/30/93-11/30/03


Russell 1000 Value Index: $29,490
New Composite Benchmark: $24,643
S&P 500 Stock Index: $27,453
Old Composite Benchmark: $23,924
AllianceBernstein Balanced Shares Class A: $23,324


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]



              AllianceBernstein       New              Old
                  Balanced         Composite        Composite       Russell 1000       S&P 500
               Shares Class A      Benchmark        Benchmark       Value Index      Stock Index
--------------------------------------------------------------------------------------------------
11/30/93             9,572           10,000           10,000           10,000           10,000
11/30/94             9,122            9,905           10,042            9,875           10,104
11/30/95            11,482           12,616           12,815           13,482           13,835
11/30/96            12,797           14,885           15,238           17,030           17,689
11/30/97            15,741           17,932           18,251           22,082           22,730
11/30/98            17,860           20,154           21,453           25,414           28,112
11/30/99            19,262           21,500           24,227           28,075           33,985
11/30/00            20,960           22,487           24,375           28,749           32,547
11/30/01            22,221           22,832           23,423           27,846           28,573
11/30/02            20,506           21,991           21,590           25,170           23,856
11/30/03            23,324           24,643           23,924           29,490           27,453


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares Class A shares (from 11/30/93 to 11/30/03) as compared to the performance of appropriate composites and indices. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

None of the indices or composites in the chart reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The unmanaged Salomon Brothers (SB) 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The new composite benchmark is comprised of 60% Russell 1000 Value Index, 25% LB Government/Credit Bond Index and 15% SB 1-Year Treasury Bond Index. The old composite benchmark is comprised of 60% S&P 500 Stock Index, 25% Lehman Brothers LB Government/Credit Bond Index and 15% SB 1-Year Treasury Bond Index. An investor cannot invest directly in a composite or an index, and its results are not indicative of any specific investment, including AllianceBernstein Balanced Shares.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 5

PORTFOLIO SUMMARY
November 30, 2003

INCEPTION DATES
Class A Shares
6/8/32
Class B Shares
2/4/91
Class C Shares
5/3/93


PORTFOLIO STATISTICS
Net Assets ($mil): $1,392.1


SECURITY BREAKDOWN
     65.5%   Common Stock
     10.8%   Corporate Bond
      9.3%   Treasury Securities
      5.8%   FNMA                               [PIE CHART OMITTED]
      1.7%   Preferred Stock
      0.5%   Sovereign Debt
      0.1%   Yankee Bond

      6.3%   Short-Term


All data as of November 30, 2003. The Fund's security breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


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6 o ALLIANCEBERNSTEIN BALANCED SHARES

INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2003


Class A Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                1 Year               13.74%                  8.94%
               5 Years                5.49%                  4.57%
              10 Years                9.32%                  8.84%

Class B Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                1 Year               12.95%                  8.95%
               5 Years                4.70%                  4.70%
              10 Years(a)             8.65%                  8.65%

Class C Shares
-------------------------------------------------------------------------------
                              Without Sales Charge     With Sales Charge
                1 Year               12.97%                 11.97%
               5 Years                4.72%                  4.72%
              10 Years                8.52%                  8.52%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2003)

                                 Class A           Class B           Class C
-------------------------------------------------------------------------------
                1 Year            17.52%            17.79%           20.88%
               5 Years             4.74%             4.89%            4.88%
              10 Years             9.24%             9.04%(a)         8.90%


The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


(a) Assumes conversion of Class B shares into Class A shares after 8 years.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 7

TEN LARGEST HOLDINGS
November 30, 2003

                                                                      Percent of
Company                                                 Value       Net Assets
-------------------------------------------------------------------------------

U.S. Treasury Notes                             $ 110,087,339           7.9%
-------------------------------------------------------------------------------
Federal National Mortgage Association
  (Common and Debt)                                96,003,580           6.9
-------------------------------------------------------------------------------
Citigroup, Inc. (Common and Debt)                  45,169,330           3.2
-------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            40,345,760           2.9
-------------------------------------------------------------------------------
American International Group, Inc.                 33,066,270           2.4
-------------------------------------------------------------------------------
Bank One Corp.                                     31,756,864           2.3
-------------------------------------------------------------------------------
ConocoPhillips (Common and Debt)                   28,042,850           2.0
-------------------------------------------------------------------------------
Union Pacific Corp. (Common and Debt)              28,002,377           2.0
-------------------------------------------------------------------------------
Viacom, Inc. Cl.B                                  27,394,244           2.0
-------------------------------------------------------------------------------
Bank of America Corp.                              26,741,820           1.9
-------------------------------------------------------------------------------
                                                $ 466,610,434          33.5%


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8 o ALLIANCEBERNSTEIN BALANCED SHARES

PORTFOLIO OF INVESTMENTS
November 30, 2003

Company                                                Shares             Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-69.0%
Finance-19.1%
Banking - Money Centers-8.0%
Bank of America Corp.                                 354,525    $   26,741,820
Citigroup, Inc.                                       921,094        43,328,262
J.P. Morgan Chase & Co.                             1,141,000        40,345,760
Royal Bank of Scotland Group Plc pfd.
  (United Kingdom)                                     50,000         1,245,000
                                                                 --------------
                                                                     111,660,842
                                                                 --------------
Banking - Regional-2.3%
Bank One Corp.                                        732,400        31,756,864
                                                                 --------------
Brokerage & Money Management-1.8%
Merrill Lynch & Co., Inc.                             301,600        17,115,800
Morgan Stanley                                        150,000         8,292,000
                                                                 --------------
                                                                      25,407,800
                                                                 --------------
Insurance-5.0%
ACE, Ltd. (Bermuda)                                   455,000        16,584,750
American International Group, Inc.                    570,600        33,066,270
Metlife, Inc.                                         293,500         9,594,515
The Allstate Corp.                                    257,400        10,393,812
                                                                 --------------
                                                                      69,639,347
                                                                 --------------
Mortgage Banking-1.4%
Fannie Mae                                            174,000        12,180,000
PMI Group, Inc.                                        92,400         3,440,052
Washington Mutual, Inc.                                76,300         3,495,303
                                                                 --------------
                                                                      19,115,355
                                                                 --------------
Miscellaneous-0.6%
MBNA Corp.                                            349,980         8,581,510
                                                                 --------------
                                                                     266,161,718
                                                                 --------------
Health Care-8.8%
Drugs-3.2%
Pfizer, Inc.                                          773,300        25,944,215
Wyeth                                                 486,400        19,164,160
                                                                 --------------
                                                                      45,108,375
                                                                 --------------
Medical Products-1.4%
Alcon, Inc. (Switzerland)                             146,200         8,504,454
Johnson & Johnson                                     217,900        10,740,291
                                                                 --------------
                                                                      19,244,745
                                                                 --------------
Medical Services-4.2%
Anthem, Inc.(a)                                       145,300        10,479,036
HCA, Inc.                                             459,300        19,249,263
Tenet Healthcare Corp.(a)                             425,400         6,215,094
UnitedHealth Group, Inc.                               92,400         4,980,360
WellPoint Health Networks, Inc.(a)                    188,000        17,576,120
                                                                 --------------
                                                                      58,499,873
                                                                 --------------
                                                                     122,852,993
                                                                 --------------


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ALLIANCEBERNSTEIN BALANCED SHARES o 9

Company                                                Shares             Value
-------------------------------------------------------------------------------
Energy-8.6%
Domestic Integrated-0.5%
Occidental Petroleum Corp.                            199,000    $    7,299,320
                                                                 --------------
Domestic Producers-1.4%
Devon Energy Corp.                                    107,400         5,301,264
Kerr-McGee Corp.                                      173,600         7,289,464
Noble Energy, Inc.                                    169,800         6,732,570
                                                                 --------------
                                                                      19,323,298
                                                                 --------------
International-3.9%
BP Plc (ADR) (United Kingdom)                         359,700        15,355,593
ChevronTexaco Corp.                                   184,000        13,818,400
ENI SpA (ADR) (Italy)                                  74,200         6,330,744
Exxon Mobil Corp.                                     523,900        18,949,463
                                                                 --------------
                                                                      54,454,200
                                                                 --------------
Oil Service-0.8%
Amerada Hess Corp. pfd.(a)                             25,000         1,268,750
Nabors Industries, Ltd. (Barbados)(a)                 132,900         4,933,248
Noble Corp.(a)                                        142,600         4,931,108
                                                                 --------------
                                                                      11,133,106
                                                                 --------------
Miscellaneous-2.0%
ConocoPhillips                                        479,000        27,178,460
                                                                 --------------
                                                                     119,388,384
                                                                 --------------
Consumer Services-8.0%
Broadcasting & Cable-5.5%
Clear Channel Communications, Inc.                    215,000         8,989,150
Comcast Corp. Cl.A(a)                                 307,206         9,640,124
Comcast Corp. Cl.A Special(a)                         306,000         9,225,900
Cox Communications, Inc. Cl.A(a)                      141,600         4,800,240
Time Warner, Inc.(a)                                  496,200         8,078,136
United Pan Europe warrants, expiring 2/01/09
  (Netherlands)(a)                                        971                 0
United Pan Europe Cl.A pfd. (Netherlands)(a)                2             1,480
Viacom, Inc. Cl.B                                     696,700        27,394,244
Westwood One, Inc.(a)                                 260,600         7,911,816
                                                                 --------------
                                                                      76,041,090
                                                                 --------------
Cellular Communications-0.3%
Nextel Communications, Inc.(a)                        147,800         3,743,774
                                                                 --------------
Entertainment & Leisure-1.3%
Carnival Corp. (Panama)                               419,800        14,772,762
Harley-Davidson, Inc.                                  64,000         3,018,880
                                                                 --------------
                                                                      17,791,642
                                                                 --------------
Restaurants & Lodging-0.4%
McDonald's Corp.                                      237,800         6,094,814
                                                                 --------------


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10 o ALLIANCEBERNSTEIN BALANCED SHARES

Company                                                Shares             Value
-------------------------------------------------------------------------------
Retail - General Merchandise-0.5%
The Home Depot, Inc.                                  207,400    $    7,624,024
                                                                 --------------
                                                                     111,295,344
                                                                 --------------
Consumer Staples-7.6%
Beverages-1.3%
Anheuser-Busch Cos., Inc.                             349,900        18,131,818
                                                                 --------------
Cosmetics-1.7%
Avon Products, Inc.                                   262,540        17,983,990
International Flavors & Fragrances, Inc.              178,000         5,779,660
                                                                 --------------
                                                                      23,763,650
                                                                 --------------
Food-0.3%
Dean Foods Co.(a)                                     146,800         4,816,508
                                                                 --------------
Household Products-2.3%
Colgate-Palmolive Co.                                 265,000        13,912,500
The Procter & Gamble Co.                              183,300        17,640,792
                                                                 --------------
                                                                      31,553,292
                                                                 --------------
Tobacco-1.8%
Altria Group, Inc.                                    490,000        25,480,000
                                                                 --------------
Miscellaneous-0.2%
Fortune Brands, Inc.                                   32,100         2,193,072
                                                                 --------------
                                                                     105,938,340
                                                                 --------------
Utilities-5.5%
Electric & Gas Utility-2.7%
Consolidated Edison, Inc.                              80,300         3,236,090
Constellation Energy Group                            257,800         9,703,592
DTE Energy Trust I pfd.                                60,000         1,638,750
Entergy Corp.                                         164,000         8,669,040
Exelon Corp.                                          151,200         9,347,184
PPL Corp.                                             140,300         5,735,464
                                                                 --------------
                                                                      38,330,120
                                                                 --------------
Telephone Utility-2.8%
AT&T Corp.                                            204,600         4,057,218
BellSouth Corp.                                       220,700         5,744,821
SBC Communications, Inc.                              323,000         7,519,440
Sprint Corp.                                          577,400         8,655,226
Verizon Communications, Inc.                          399,500        13,091,615
                                                                 --------------
                                                                      39,068,320
                                                                 --------------
                                                                      77,398,440
                                                                 --------------
Technology-3.7%
Communication Equipment-1.1%
Juniper Networks, Inc.(a)                             357,300         6,742,251
Lucent Technologies, Inc. pfd.(b)                      79,500         8,762,888
                                                                 --------------
                                                                      15,505,139
                                                                 --------------
Computer Hardware/Storage-0.6%
Hewlett-Packard Co.                                   394,300         8,552,367
                                                                 --------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 11

Company                                                Shares             Value
-------------------------------------------------------------------------------
Computer Services-0.8%
First Data Corp.                                      277,400    $   10,499,590
                                                                 --------------
Semi-Conductor Components-0.1%
Intersil Corp. Cl.A                                    70,000         1,848,700
                                                                 --------------
Software-1.1%
Microsoft Corp.                                       443,400        11,395,380
VERITAS Software Corp.(a)                              84,000         3,193,764
                                                                 --------------
                                                                      14,589,144
                                                                 --------------
                                                                      50,994,940
                                                                 --------------
Transportation-2.6%
Railroad-2.6%
Burlington Northern Santa Fe Corp.                    329,200         9,800,284
Union Pacific Corp.                                   411,100        26,178,848
                                                                 --------------
                                                                      35,979,132
                                                                 --------------
Capital Goods-1.7%
Automotive-0.2%
Ford Motor Co. Capital Trust II pfd.                   60,000         2,993,400
                                                                 --------------
Electrical Equipment-0.7%
Johnson Controls, Inc.                                 85,700         9,379,008
                                                                 --------------
Miscellaneous-0.8%
United Technologies Corp.                             139,600        11,963,720
                                                                 --------------
                                                                      24,336,128
                                                                 --------------
Consumer Manufacturing-1.2%
Building & Related-1.2%
American Standard Cos., Inc.(a)                       131,800        13,140,460
Mohawk Industries, Inc.(a)                             45,000         3,243,600
                                                                 --------------
                                                                      16,384,060
                                                                 --------------
Aerospace & Defense-0.9%
Aerospace-0.9%
Goodrich Corp.                                        189,000         5,199,390
Northrop Grumman Corp.                                 79,700         7,382,611
                                                                 --------------
                                                                      12,582,001
                                                                 --------------
Basic Industry-0.8%
Chemicals-0.4%
E.I. du Pont de Nemours & Co.                         113,700         4,714,002
                                                                 --------------
Containers-0.0%
Ball Corp.                                              8,500           475,575
                                                                 --------------
Mining & Metals-0.4%
Alcoa, Inc.                                           162,000         5,315,220
                                                                 --------------
                                                                      10,504,797
                                                                 --------------


-------------------------------------------------------------------------------

12 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Multi-Industry Companies-0.5%
Tyco International, Ltd.                              315,497    $    7,240,656
                                                                 --------------
Total Common Stocks & Other Investments
  (cost $846,839,263)                                               961,056,933
                                                                 --------------
DEBT OBLIGATIONS-27.5%
U.S. Government & Government Sponsored
   Agency Obligations-15.7%
Federal National Mortgage Association
  5.00%, 1/15/07                                    $  16,000        17,011,120
  6.50%, TBA                                           51,000        53,340,000
  6.625%, 10/15/07                                     12,000        13,472,460
U.S. Treasury Bonds
  5.375%, 2/15/31                                          50            51,821
  6.25%, 8/15/23                                        3,400         3,842,401
  8.125%, 8/15/19                                       3,815         5,117,170
  9.875%, 11/15/15                                      1,000         1,484,649
  11.25%, 2/15/15                                       9,000        14,356,062
U.S. Treasury Notes
  3.25%, 8/15/08                                       10,000         9,988,680
  3.50%, 1/15/11                                       18,088        20,210,138
  3.625%, 1/15/08                                      16,277        17,939,882
  3.625%, 5/15/13                                       6,390         6,130,662
  4.25%, 8/15/13                                        4,430         4,413,737
  5.625%, 5/15/08                                      18,850        20,767,403
  6.00%, 8/15/09                                        2,250         2,534,328
  6.125%, 8/15/07                                      23,000        25,637,824
  7.50%, 2/15/05                                        2,300         2,464,685
                                                                 --------------
Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $207,891,781)                                               218,763,022
                                                                 --------------
Corporate Debt Obligations-11.2%
Aerospace - Defense-0.1%
Northrop Grumman Corp.
  7.125%, 2/15/11                                       1,275         1,464,737
                                                                 --------------
Agriculture-0.0%
Case New Holland, Inc.
  9.25%, 8/01/11(b)                                       400           450,000
                                                                 --------------
Automotive-0.6%
Ford Motor Credit Co.
  7.875%, 6/15/10                                         400           428,251
General Motors Acceptance Corp.
  6.125%, 8/28/07                                       3,500         3,704,200
  8.00%, 11/01/31                                          67            71,010
General Motors Corp.
  8.375%, 7/15/33                                       2,700         2,949,764
Lear Corp. Series B
  8.11%, 5/15/09                                        1,100         1,284,250
                                                                 --------------
                                                                       8,437,475
                                                                 --------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 13

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Banking-1.9%
Barclays Bank Plc (United Kingdom)
  8.55%, 6/15/11(b)                                   $ 1,000        $1,225,330
Bayerische Hypo-und Vereinsbank AG (Germany)
  8.741%, 6/30/31(b)                                      850           977,943
BB&T Corp.
  6.50%, 8/01/11                                        1,000         1,116,820
BNP Paribas
  5.125%, 1/15/15(b)                                    1,200         1,189,907
Capital One Bank
  6.50%, 6/13/13                                          800           835,229
Chase Manhattan Corp.
  7.00%, 11/15/09                                       1,000         1,145,024
Citicorp
  6.375%, 11/15/08                                        500           550,709
Citigroup, Inc.
  5.625%, 8/27/12                                       1,750         1,841,068
DBS Group Holdings, Ltd.
  7.125%, 5/15/11(b)                                    1,500         1,702,165
Dresdner Funding Trust I
  8.151%, 6/30/31(b)                                      850           944,123
First Massachusetts Bank
  7.625%, 6/15/11                                         800           930,679
First Union Capital II
  7.95%, 11/15/29                                       1,350         1,629,426
First Union Corp.
  7.80%, 8/18/10                                          850         1,019,666
HSBC Capital Funding LP (United Kingdom)
  10.176%, 6/30/30(b)                                   2,500         3,648,057
Ing Capital Funding Trust III
  8.439%, 12/31/49                                      2,000         2,413,198
Sanwa Bank, Ltd.
  7.40%, 6/15/11                                          800           885,073
Scotland International Finance II (Netherlands)
  4.25%, 5/23/13(b)                                     1,250         1,182,460
UFJ Finance Aruba AEC (Aruba)
  6.75%, 7/15/13                                          800           839,429
US Bancorp
  7.50%, 6/01/26                                        2,025         2,384,166
                                                                 --------------
                                                                      26,460,472
                                                                 --------------
Broadcasting/Media-0.3%
AT&T Corp.- Liberty Media Group
  8.25%, 2/01/30                                        1,250         1,487,949
Time Warner Entertainment Co.
  8.375%, 3/15/23                                       1,625         1,998,753
                                                                 --------------
                                                                       3,486,702
                                                                 --------------
Building/Real Estate-0.3%
Beazer Homes USA, Inc.
  8.375%, 4/15/12                                         400           442,000
CRH America, Inc.
  6.40%, 10/15/33                                       1,200         1,231,442
  6.95%, 3/15/12                                          750           845,684


-------------------------------------------------------------------------------

14 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

EOP Operating LP
  5.875%, 1/15/13                                     $   225    $      234,799
  7.875%, 7/15/31                                       1,000         1,150,336
Meritage Corp.
  9.75%, 6/01/11                                          400           446,500
                                                                 --------------
                                                                       4,350,761
                                                                 --------------
Cable-0.3%
Comcast Corp.
  7.05%, 3/15/33                                          500           538,709
EchoStar DBS Corp.
  9.125%, 1/15/09                                         520           582,400
  5.75%, 10/01/08(b)                                    1,300         1,308,125
Rogers Cable, Inc. (Canada)
  6.25%, 6/15/13                                        1,260         1,271,025
Shaw Communications, Inc. (Canada)
  7.20%, 12/15/11                                       1,050         1,128,750
                                                                 --------------
                                                                       4,829,009
                                                                 --------------
Communications-0.6%
Cox Enterprises, Inc.
  4.375%, 5/01/08(b)                                    1,000         1,011,163
KPN NV (Netherlands)
  8.375%, 10/01/30                                      2,500         3,137,527
Qwest Capital Funding, Inc.
  5.875%, 8/03/04                                       1,675         1,683,375
Sprint Capital Corp.
  6.875%, 11/15/28                                      1,700         1,606,891
Telstra Corp., Ltd.
  6.375%, 4/01/12                                       1,000         1,103,958
TPSA Finance BV (Netherlands)
  7.75%, 12/10/08                                         200           225,000
                                                                 --------------
                                                                       8,767,914
                                                                 --------------
Communications - Fixed-0.5%
British Telecommunications Plc (United Kingdom)
  8.875%, 12/15/30                                      4,650         5,970,623
Qwest Services Corp.
  13.50%, 12/15/10(b)                                     725           856,406
                                                                 --------------
                                                                       6,827,029
                                                                 --------------
Communications - Mobile-0.6%
AT&T Wireless Services, Inc.
  7.875%, 3/01/11                                       2,000         2,258,514
  8.75%, 3/01/31                                        2,000         2,349,380
Mobile Telesystems Finance, SA (Luxembourg)
  8.375%, 10/14/10(b)                                     750           750,938
PTC International Finance II, SA (Luxembourg)
  11.25%, 12/01/09                                      1,250         1,375,000
TELUS Corp. (Canada)
  7.50%, 6/01/07                                          800           885,138
Tritel PCS, Inc.
  10.375%, 1/15/11                                        195           232,521
                                                                 --------------
                                                                       7,851,491
                                                                 --------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 15

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Containers-0.1%
Packaging Corp. of America
  4.375%, 8/01/08(b)                                  $   800    $      792,310
                                                                 --------------
Electric & Gas Utility-0.1%
First Energy Corp.
  7.375%, 11/15/31                                      2,000         2,074,540
                                                                 --------------
Energy-0.4%
Chesapeake Energy Corp.
  9.00%, 8/15/12                                        1,000         1,150,000
Conoco, Inc.
  5.90%, 4/15/04                                          850           864,390
Devon Energy Corp.
  7.95%, 4/15/32                                        1,000         1,203,769
Petronas Capital, Ltd.
  7.00%, 5/22/12(b)                                       850           957,385
Union Pacific Resources Group, Inc.
  7.30%, 4/15/09                                          850           967,187
XTO Energy, Inc.
  7.50%, 4/15/12                                          400           456,000
                                                                 --------------
                                                                       5,598,731
                                                                 --------------
Entertainment & Leisure-0.1%
Six Flags, Inc.
  9.50%, 2/01/09                                        1,000         1,015,000
                                                                 --------------
Financial-1.3%
CIT Group, Inc.
  7.375%, 4/02/07                                       2,000         2,244,730
Countrywide Funding Corp.
  4.25%, 12/19/07                                       1,500         1,529,252
Ford Motor Credit Co.
  7.00%, 10/01/13                                         800           812,633
  7.375%, 2/01/11                                       2,350         2,457,122
General Electric Capital Corp.
  5.00%, 6/15/07                                        1,500         1,585,794
  5.875%, 2/15/12                                       1,250         1,337,632
Goldman Sachs Group, Inc.
  6.65%, 5/15/09                                          800           900,025
Household Finance Corp.
  5.75%, 1/30/07                                          800           859,973
  6.375%, 10/15/11                                      1,100         1,206,845
  6.50%, 1/24/06                                          425           458,739
Lehman Brothers Holdings, Inc.
  7.875%, 8/15/10                                         850         1,001,251
Markel Capital Trust I Series B
  8.71%, 1/01/46                                          800           802,000
MBNA America Bank
  7.125%, 11/15/12                                      1,000         1,135,229


-------------------------------------------------------------------------------

16 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

Merrill Lynch & Co., Inc.
  6.00%, 2/17/09                                      $ 1,000    $    1,092,373
                                                                 --------------
                                                                      17,423,598
                                                                 --------------
Food/Beverage-0.2%
Fosters Fin Corp.
  6.875%, 6/15/11(b)                                      800           904,254
Kellogg Co. Series B
  6.60%, 4/01/11                                          700           782,576
Kraft Foods, Inc.
  5.25%, 10/01/13                                       1,200         1,197,612
                                                                 --------------
                                                                       2,884,442
                                                                 --------------
Healthcare-0.3%
HCA, Inc.
  6.25%, 2/15/13                                        1,600         1,607,030
Triad Hospitals, Inc. Series B
  8.75%, 5/01/09                                        1,000         1,086,250
UnitedHealth Group, Inc.
  4.875%, 4/01/13                                       1,250         1,248,063
                                                                 --------------
                                                                       3,941,343
                                                                 --------------
Industrial-0.4%
Continental Cablevision, Inc.
  9.00%, 9/01/08                                        1,700         2,037,654
General Motors Corp.
  7.20%, 1/15/11                                          750           793,779
Tyco International Group, SA
  6.375%, 2/15/06                                         220           234,025
  6.375%, 10/15/11                                        800           844,000
Waste Management, Inc.
  6.375%, 11/15/12                                      1,500         1,634,322
                                                                 --------------
                                                                       5,543,780
                                                                 --------------
Municipal Obligation-0.2%
Dallas-Fort Worth Texas International
  7.07%, 11/01/24                                       2,000         2,170,360
                                                                 --------------
Non-Air Transportation-0.2%
Bombardier Capital, Inc.
  7.50%, 10/17/05(b)                                    1,500         1,627,500
Union Pacific Corp.
  6.625%, 2/01/29                                       1,700         1,823,529
                                                                 --------------
                                                                       3,451,029
                                                                 --------------
Paper/Packaging-0.3%
Abitibi-Consolidated Inc. (Canada)
  8.30%, 8/01/05                                          750           786,972
Domtar, Inc. (Canada)
  7.875%, 10/15/11                                        750           878,982
MeadWestvaco Corp.
  6.85%, 4/01/12                                        1,000         1,094,130
Owens-Brockway Glass
  8.875%, 2/15/09                                         850           924,375
                                                                 --------------
                                                                       3,684,459
                                                                 --------------


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 17

                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Petroleum Products-0.2%
Amerada Hess Corp.
  7.30%, 8/15/31                                      $ 1,650    $    1,698,652
Canadian Natural Resources, Ltd.
  6.70%, 7/15/11                                          700           781,980
                                                                 --------------
                                                                       2,480,632
                                                                 --------------
Public Utilities - Electric & Gas-0.9%
American Electric Power Co., Inc. Series C
  5.375%, 3/15/10                                       1,200         1,250,161
CenterPoint Energy Resources Corp.
  7.875%, 4/01/13(b)                                    1,300         1,474,517
Dominion Resources Capital Trust III
  8.40%, 1/15/31                                          800           952,115
Dominion Resources, Inc.
  8.125%, 6/15/10                                         850         1,011,021
DPL, Inc.
  8.25%, 3/01/07                                        1,000         1,093,212
Elwood Energy LLC
  8.159%, 7/05/26                                         945           960,783
FPL Energy Virginia Funding Corp.
  7.52%, 6/30/19(b)                                       584           633,357
Nevada Power Co.
  8.25%, 6/01/11                                          800           859,000
Nisource Finance Corp.
  7.875%, 11/15/10                                      1,000         1,179,776
Progress Energy, Inc.
  7.10%, 3/01/11                                        1,600         1,803,803
Xcel Energy, Inc.
  7.00%, 12/01/10                                         775           875,933
Yorkshire Power
  8.25%, 2/15/05(b)                                       850           907,660
                                                                 --------------
                                                                      13,001,338
                                                                 --------------
Public Utilities - Telephone-0.9%
New Jersey Bell Telephone
  8.00%, 6/01/22                                        1,500         1,785,411
Qwest Capital Funding, Inc.
  7.75%, 8/15/06                                          255           262,650
Telecom Italia Capital (Luxembourg)
  4.00%, 11/15/08(b)                                    1,000           999,893
Telefonos de Mexico SA de CV (Mexico)
  8.25%, 1/26/06                                        1,750         1,938,125
Verizon Maryland, Inc. Ser A,
  6.125%, 3/01/12                                       4,500         4,815,625
Verizon New York, Inc. Ser A,
  6.875%, 4/01/12                                       1,900         2,084,186
                                                                 --------------
                                                                      11,885,890
                                                                 --------------
Publishing-0.0%
Dex Media West LLC
  9.875%, 8/15/13(b)                                      200           228,000
                                                                 --------------


-------------------------------------------------------------------------------

18 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Retail-0.0%
J.C. Penney & Co., Inc.
  7.60%, 4/01/07                                      $   400    $      445,000
                                                                 --------------
Service-0.1%
Allied Waste North America, Inc. Series B
  10.00%, 8/01/09                                         850           922,250
                                                                 --------------
Supermarket/Drug-0.2%
Delhaize America, Inc.
  7.375%, 4/15/06                                       2,000         2,165,000
Kroger Co.
  5.50%, 2/01/13                                        1,200         1,217,581
                                                                 --------------
                                                                       3,382,581
                                                                 --------------
Technology-0.1%
Computer Sciences Corp.
  5.00%, 2/15/13                                          750           751,864
ON Semiconductor Corp.
  12.00%, 3/15/10                                       1,000         1,195,000
                                                                 --------------
                                                                       1,946,864
                                                                 --------------
Total Corporate Debt Obligations
  (cost $143,146,245)                                               155,797,737
                                                                 --------------
Sovereign-0.5%
Korea Development Bank
  5.75%, 9/10/13                                          800           819,809
Republic of South Africa
  7.375%, 4/25/12                                       3,000         3,405,000
United Mexican States
  6.375%, 1/16/13                                       2,300         2,363,250
                                                                 --------------
  (cost $6,060,236)                                                   6,588,059
                                                                 --------------
Yankee Bonds-0.1%
Imperial Tobacco Overseas BV (Netherlands)
  7.125%, 4/01/09                                       1,000         1,106,097
Westpac Banking Corp. (Australia)
  4.625%, 6/01/18                                         800           742,401
                                                                 --------------
  (cost $1,956,697)                                                   1,848,498
                                                                 --------------
Total Debt Obligations
  (cost $359,054,959)                                               382,997,316
                                                                 --------------
Preferred Stocks-0.6%
Automotive
Delphi TrustI
  8.25%, 10/15/33                                          54         1,370,250


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 19

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------
Banking
Abbey National Capital Trust I
  (United Kingdom)
  8.963%, 6/30/30                                         875    $    1,155,909
Fuji JGB Investment
  9.87%, 6/30/08(b)                                     2,000         2,207,110
Communications
Centaur Funding Corp. (Cayman Islands)
  9.08%, 4/21/02(b)                                       800           965,120
Financial
Sovereign Real Estate Investor Trust
  12%, 5/16/20(b)                                         500           701,250
Insurance
Mangrove Bay PassThru Trust
  6.102%, 7/15/33(b)                                    1,600         1,559,056
                                                                 --------------
Total Preferred Stock
  (cost $7,509,064)                                                   7,958,695
                                                                 --------------
SHORT-TERM INVESTMENT-6.6%
U.S. Treasury Bill-5.0%
U.S. Treasury Bill
  0.01%, 12/11/03                                      70,000        69,982,403
                                                                 --------------
Time Deposit-1.6%
State Street Euro Dollar
  0.50%, 12/01/03                                      21,517        21,517,000
                                                                 --------------
Total Short-Term Investment
  (amortized cost $91,499,403)                                       91,499,403
                                                                 --------------
Total Investments Before Security
  Lending Collateral-103.7%
  (cost $1,304,902,689)                                           1,443,512,347
                                                                 --------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED*-26.8%
Short-Term Investments
Bank One
  1.17%, 2/25/04                                      $16,000        16,020,628
CCUSAPrime
  1.06%, 6/14/04-7/04/04                               50,000        49,998,750
Federal Home Loan Bank
  1.40%, 1/24/05                                       15,000        15,000,000
Federal Home Loan Mortgage Corp.
  1.14%-1.31%, 8/10/04-8/30/04                         75,000        75,000,000
Gotfun
  1.10%-1.11%, 12/03/03-12/16/03                       30,187        30,168,664
Gotham Funding
  1.11%, 12/11/03                                      36,676        36,651,121
Lexpar
  1.06%, 12/02/03                                      25,000        24,988,958


-------------------------------------------------------------------------------

20 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                    Shares or
                                                    Principal
                                                       Amount
Company                                                  (000)            Value
-------------------------------------------------------------------------------

NCNBTexas National
  1.17%, 6/01/04                                     $  5,015    $    5,438,107
Verizon Wireless
  1.12%, 12/17/03                                      12,500        12,538,519
Wells Fargo
  1.20%-1.22%, 2/01/04-7/15/04                          9,041         9,469,675
Wells Fargo Financial
  1.16%, 5/03/04                                       14,050        14,684,916
Yorkshire
  1.04%, 12/10/03                                      30,000        29,982,667
Zommfc
  1.08%, 12/05/03                                      15,650        15,630,281
                                                                 --------------
                                                                     335,572,286
                                                                 --------------
UBSPrivate Money Market Fund, LLC, 1.02%           37,993,341        37,993,341
                                                                 --------------
Total Investment of Cash Collateral
  for Securities Loaned
  (cost $373,565,627)                                               373,565,627
                                                                 --------------
Total Investments-130.5%
  (cost $1,678,468,316)                                           1,817,077,974
Other assets less liabilities-(30.5%)                              (424,948,413)
                                                                 --------------
Net Assets-100%                                                  $1,392,129,561
                                                                 ==============


*     See Note E for securities lending information.

(a)   Non-income producing security.

(b)   Security is exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold in transactions exempt from registration, normally to quailified institutional buyers. At November 30, 2003, the aggregate market value of these securities amounted to $37,966,917 or 2.7% of net assets.

      Glossary of Terms:

      ADR - American Depositary Receipt.

TBA - (To Be Assigned)-Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

      See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 21

STATEMENT OF ASSETS & LIABILITIES
November 30, 2003

ASSETS
Investments in securities, at value
  (cost $1,678,468,316--including investment of cash
  collateral for securities loaned of $373,565,627)          $ 1,817,077,974(a)
Cash                                                               3,574,207
Receivable for investment securities sold.                        32,419,488
Dividends and interest receivable                                  7,425,964
Receivable for capital stock sold                                  3,031,991
                                                             ---------------
Total assets                                                   1,863,529,624
                                                             ---------------
LIABILITIES
Payable for collateral on securities loaned                      373,565,627
Payable for investment securities purchased                       90,685,122
Payable for capital stock redeemed                                 5,250,826
Distribution fee payable                                             711,610
Advisory fee payable                                                 551,739
Deferred income on dollar rolls                                       17,062
Accrued expenses                                                     618,077
                                                             ---------------
Total liabilities                                                471,400,063
                                                             ---------------
Net Assets                                                   $ 1,392,129,561
                                                             ===============
COMPOSITION OF NET ASSETS
Capital stock, at par                                        $       942,344
Additional paid-in capital                                     1,349,264,100
Distributions in excess of net investment income                  (1,388,586)
Accumulated net realized loss on investment and
  foreign currency transactions                                  (95,287,694)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities            138,599,397
                                                             ---------------
                                                             $ 1,392,129,561
                                                             ===============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and
redemption price per share
  ($587,684,722/38,832,195 shares of capital stock
  issued and outstanding)                                             $15.13
Sales charge--4.25% of public offering price                             .67
                                                                      ------
Maximum offering price                                                $15.80
                                                                      ======
Class B Shares
Net asset value and offering price per share
  ($534,751,848/37,099,623 shares of capital stock
  issued and outstanding)                                             $14.41
                                                                      ======
Class C Shares
Net asset value and offering price per share
  ($162,243,253/11,213,284 shares of capital stock
  issued and outstanding)                                             $14.47
                                                                      ======
Class R Shares
Net asset value and offering price per share
  ($10,028/663 shares of capital stock
  issued and outstanding)                                             $15.13
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($107,439,710/7,088,606 shares of capital stock
  issued and outstanding)                                             $15.16
                                                                      ======


(a) Includes securities on loan with a value of $359,133,729 (see Note E).

    See notes to financial statements.


-------------------------------------------------------------------------------

22 o ALLIANCEBERNSTEIN BALANCED SHARES

STATEMENT OF OPERATIONS

                                                August 1, 2003
                                                      to           Year Ended
                                                 November 30,       July 31,
                                                     2003*            2003
                                                 =============    =============
INVESTMENT INCOME
Interest                                         $   6,889,178    $  19,098,503
Dividends (net of foreign taxes withheld
  of $27,656 and $85,282, respectively)              6,301,247       15,078,924
                                                 -------------    -------------
                                                    13,190,425       34,177,427
                                                 -------------    -------------
EXPENSES
Advisory fee                                         2,179,544        5,309,457
Distribution fee--Class A                              548,662        1,215,436
Distribution fee--Class B                            1,727,725        4,181,192
Distribution fee--Class C                              529,962        1,345,755
Distribution fee--Class R                                    4               -0-
Transfer agency                                        977,679        2,737,032
Custodian                                              113,306          281,267
Printing                                               110,138          369,335
Registration                                            60,037          130,615
Administrative                                          58,000          140,000
Audit and legal                                         44,184          109,207
Directors' fees                                          6,500           20,000
Miscellaneous                                           14,958           53,640
                                                 -------------    -------------
Total expenses                                       6,370,699       15,892,936
Less: expense offset arrangement
  (see Note B)                                          (1,065)          (2,256)
                                                 -------------    -------------
Net expenses                                         6,369,634       15,890,680
                                                 -------------    -------------
Net investment income                                6,820,791       18,286,747
                                                 -------------    -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on
  investment transactions                           17,799,322      (60,005,693)
Net change in unrealized
  appreciation/depreciation of:
  Investments.                                      35,201,328      165,983,026
  Foreign currency denominated assets
    and liabilities                                       (320)          (2,108)
                                                 -------------    -------------
Net gain on investment and foreign
  currency transactions                             53,000,330      105,975,225
                                                 -------------    -------------

NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                $  59,821,121    $ 124,261,972
                                                 =============    =============


* The Fund changed its fiscal year end from July 31 to November 30.

  See notes to financial statements.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 23


STATEMENT OF CHANGES IN NET ASSETS

                                           August 1, 2003
                                                 to              Year Ended         Year Ended
                                            November 30,          July 31,            July 31,
                                                2003*               2003                2002
                                          ----------------    ----------------    ----------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment income                     $      6,820,791    $     18,286,747    $     17,165,485
Net realized gain (loss) on
  investment and foreign currency
  transactions                                  17,799,322         (60,005,693)        (44,258,546)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated assets
  and liabilities                               35,201,008         165,980,918        (112,137,230)
                                          ----------------    ----------------    ----------------

Net increase (decrease) in net
assets from operations                          59,821,121         124,261,972        (139,230,291)

DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS FROM
Net investment income
  Class A                                       (3,031,983)         (9,118,870)         (7,882,556)
  Class B                                       (2,196,088)         (7,018,785)         (6,222,056)
  Class C                                         (673,535)         (2,242,635)         (2,241,178)
  Advisor Class                                   (648,049)         (2,372,287)           (841,709)
Net realized gain on investment
  transactions
  Class A                                               -0-                 -0-         (7,747,354)
  Class B                                               -0-                 -0-         (8,093,819)
  Class C                                               -0-                 -0-         (3,001,449)
  Advisor Class                                         -0-                 -0-           (147,401)
Tax return of capital
  Class A                                               -0-         (1,009,016)                 -0-
  Class B                                               -0-           (776,639)                 -0-
  Class C                                               -0-           (248,151)                 -0-
  Advisor Class                                         -0-           (262,497)                 -0-

CAPITAL STOCK TRANSACTIONS
Net increase                                    69,101,285         165,685,849         503,215,928
                                          ----------------    ----------------    ----------------

Total increase                                 122,372,751         266,898,941         327,808,115

NET ASSETS
Beginning of period                          1,269,756,810       1,002,857,869         675,049,754
                                          ----------------    ----------------    ----------------

End of period (including
  undistributed net investment
  income of $451,029
  at July 31, 2002)                       $  1,392,129,561    $  1,269,756,810    $  1,002,857,869
                                          ================    ================    ================



* The Fund changed its fiscal year end from July 31 to November 30.

  See notes to financial statements.


-------------------------------------------------------------------------------

24 o ALLIANCEBERNSTEIN BALANCED SHARES

NOTES TO FINANCIAL STATEMENTS
November 30, 2003

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R shares are sold without an initial or contingent deferred sales charge and are offered to certain group retirement plans. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All five classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 25
one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


-------------------------------------------------------------------------------

26 o ALLIANCEBERNSTEIN BALANCED SHARES

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Class R and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

7. Change of Fiscal Year End

The Fund changed its fiscal year end from July 31 to November 30. Accordingly, the statement of operations, the statement of changes in net assets and financial highlights reflect the period from August 1, 2003 to November 30, 2003.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .60 of 1% of the first $200 million, .50 of 1% of the next $200 million and .40% in excess of


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 27

$400 million, of the average daily net assets of the Fund. The amount of the fee waiver may increase or decrease as a result of a final, definitive agreement with the New York Attorney General's Office ("NYAG"). For a more complete discussion of the Adviser's settlement with the NYAG, please see "Subsequent Events" below.

Pursuant to the advisory agreement, the Fund paid $58,000 and $140,000, respectively, to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the period ended November 30, 2003 and the year ended July 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $582,115 and $1,700,151, respectively, for the period ended November 30, 2003 and the year ended July 31, 2003.

For the period ended November 30, 2003 and the year ended July 31, 2003, the Fund's expenses were reduced by $1,065 and $2,256, respectively, under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $46,901 and $39,956 from the sale of Class A shares and received $24,589 and $22,185, $382,806 and $1,103,015 and $8,697 and
$33,247, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended November 30, 2003 and the year ended July 31, 2003.

Brokerage commissions paid on investment transactions for the period ended November 30, 2003 and the year ended July 31, 2003, amounted to $482,142 and $1,333,103, of which $29,310 and $52,700, respectively was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $17,606 owed to a Director under the Director's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to


-------------------------------------------------------------------------------

28 o ALLIANCEBERNSTEIN BALANCED SHARES
both Class B and Class C shares and .50 of 1% of the Fund's average daily net assets attributable to the Class R shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $15,013,077 and $1,927,308, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A and Class R shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended November 30, 2003, were as follows:

                                                  Purchases          Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $  204,957,453   $  116,417,268
U.S. government securities                         271,413,341      260,225,065


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:


Cost                                                             $1,683,692,213
                                                                 ==============
Gross unrealized appreciation                                    $  168,431,475
Gross unrealized depreciation                                       (35,045,714)
                                                                 --------------
Net unrealized appreciation                                      $  133,385,761
                                                                 ==============

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 29
equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or


-------------------------------------------------------------------------------

30 o ALLIANCEBERNSTEIN BALANCED SHARES
interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. For the period ended November 30, 2003, the Fund had loaned securities with a value of $359,133,729 and received cash collateral of $373,565,627 which was invested in short-term securities as included in the accompanying portfolio of investments. For the period ended November 30, 2003 and the year ended July 31, 2003, the Fund earned fee income of $132,341 and $177,292, respectively, which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 15,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C, Advisor Class and Class R shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                     Shares
                                   --------------------------------------------
                                    August 1,
                                     2003 to
                                   November 30,    Year Ended      Year Ended
                                      2003(a)     July 31, 2003   July 31, 2002
                                   ------------   -------------   -------------
CLASS A
Shares sold                           6,378,980      15,573,624      16,353,130
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           183,759         656,841         937,954
-------------------------------------------------------------------------------
Shares converted from Class B           234,989         635,696         637,162
-------------------------------------------------------------------------------
Shares redeemed                      (4,107,803)     (9,689,505)     (6,681,636)
-------------------------------------------------------------------------------
Net increase                          2,689,925       7,176,656      11,246,610
===============================================================================


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 31

                                                     Shares
                                   --------------------------------------------
                                    August 1,
                                     2003 to
                                   November 30,    Year Ended      Year Ended
                                      2003(a)     July 31, 2003   July 31, 2002
                                   ------------   -------------   -------------
CLASS B
Shares sold                           4,525,502      12,919,357      18,945,274
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           125,242         485,794         823,750
-------------------------------------------------------------------------------
Shares converted to Class A            (246,460)       (665,956)       (677,768)
-------------------------------------------------------------------------------
Shares redeemed                      (2,517,758)     (7,962,965)     (6,757,334)
-------------------------------------------------------------------------------
Net increase                          1,886,526       4,776,230      12,333,922
===============================================================================

CLASS C
Shares sold                           1,481,488       3,475,971       5,536,890
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions            33,342         133,310         253,844
-------------------------------------------------------------------------------
Shares redeemed                      (1,089,721)     (3,175,658)     (2,569,148)
-------------------------------------------------------------------------------
Net increase                            425,109         433,623       3,221,586
===============================================================================

ADVISOR CLASS
Shares sold                             343,873       1,523,370       8,821,041
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions            41,719         190,466          61,830
-------------------------------------------------------------------------------
Shares redeemed                        (547,517)     (2,072,068)     (1,614,910)
-------------------------------------------------------------------------------
Net increase (decrease)                (161,925)       (358,232)      7,267,961
===============================================================================


                                   November 3,
                                   2003(b) to
                                  November 30,
                                      2003
                                   ------------
CLASS R
Shares sold                                 663
-----------------------------------------------
Net increase                                663
===============================================


(a) The Fund changed its fiscal year end from July 31 to November 30.

(b) Commencement of distributions.


-------------------------------------------------------------------------------

32 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                     Amount
                                   --------------------------------------------
                                    August 1,
                                     2003 to
                                   November 30,    Year Ended      Year Ended
                                      2003(a)     July 31, 2003   July 31, 2002
                                   ------------   -------------   -------------
CLASS A
Shares sold                        $ 94,053,732   $ 213,741,476   $ 241,460,812
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions         2,722,192       8,851,198      13,680,072
-------------------------------------------------------------------------------
Shares converted from Class B         3,490,046       8,572,412       9,585,523
-------------------------------------------------------------------------------
Shares redeemed                     (60,992,465)   (130,876,465)    (96,368,065)
-------------------------------------------------------------------------------
Net increase                       $ 39,273,505   $ 100,288,621   $ 168,358,342
===============================================================================

CLASS B
Shares sold                        $ 63,744,936   $ 167,269,278   $ 267,643,098
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions         1,771,796       6,245,526      11,512,051
-------------------------------------------------------------------------------
Shares converted to Class A          (3,490,046)     (8,572,412)     (9,585,523)
-------------------------------------------------------------------------------
Shares redeemed                     (35,651,747)   (101,386,653)    (92,094,196)
-------------------------------------------------------------------------------
Net increase                       $ 26,374,939   $  63,555,739   $ 177,475,430
===============================================================================

CLASS C
Shares sold                        $ 20,948,666   $  45,360,422   $  78,742,675
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           473,113       1,718,628       3,558,209
-------------------------------------------------------------------------------
Shares redeemed                     (15,521,151)    (40,635,603)    (35,470,136)
-------------------------------------------------------------------------------
Net increase                       $  5,900,628   $   6,443,447   $  46,830,748
===============================================================================

ADVISOR CLASS
Shares sold                        $  5,087,998   $  20,590,293   $ 132,526,619
-------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions           619,112       2,558,987         876,232
-------------------------------------------------------------------------------
Shares redeemed                      (8,164,897)    (27,751,238)    (22,851,443)
-------------------------------------------------------------------------------
Net increase (decrease)            $ (2,457,787)  $  (4,601,958)  $ 110,551,408
===============================================================================

                                   November 3,
                                   2003(b) to
                                  November 30,
                                      2003
                                   ------------
CLASS R
Shares sold                        $     10,000
-----------------------------------------------
Net increase                       $     10,000
===============================================


(a) The Fund changed its fiscal year end from July 31 to November 30.

(b) Commencement of distributions.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 33

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk-- Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the period ended November 30, 2003.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal period ended November 30, 2003, and the fiscal years ended July 31, 2003 and July 31, 2002 were as follows:

                                   November 30,      July 31,       July 31,
                                       2003            2003           2002
                                   ============   =============   =============
Distributions paid from:
  Ordinary income                  $  6,549,655   $  20,752,577   $  17,187,499
  Long term capital gains                    -0-             -0-     18,990,023
                                   ------------   -------------   -------------
Total taxable distributions           6,549,655      20,752,577      36,177,522
  Tax return of capital                      -0-      2,296,303              -0-
                                   ------------   -------------   -------------
Total distributions paid           $  6,549,655   $  23,048,880   $  36,177,522
                                   ============   =============   =============

-------------------------------------------------------------------------------

34 o ALLIANCEBERNSTEIN BALANCED SHARES

As of November 30, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses and other losses                    $ (92,157,566)(a)
Undistributed ordinary income                                        722,794
Unrealized appreciation/(depreciation)                           133,375,500(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $  41,940,728
                                                               -------------

(a) On November 30, 2003, the Fund had net capital loss carryforward of $92,157,566 of which $83,821,002 expires in 2010 and $8,336,564 expires in the year 2011.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for premium and market discount.

During the current fiscal year, permanent differences, primarily due to the different tax treatment of accretion of market discount and premiums on fixed income securities, resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

The special committee of Alliance Capital's Board of Directors, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 35
filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.

Since October 2, 2003, approximately forty additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters more fully discussed in the note entitled "Subsequent Events" below, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Events

On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


-------------------------------------------------------------------------------

36 o ALLIANCEBERNSTEIN BALANCED SHARES

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For a more complete description of this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 37

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Class A
                                            ----------------------------------------------------------------------------
                                             August 1,
                                              2003 to                    Year Ended July 31,
                                            November 30, ---------------------------------------------------------------
                                              2003(a)        2003        2002(b)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $14.54       $13.26       $15.96       $15.53       $15.63       $15.97

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                         .09          .28          .35          .39          .40          .36
Net realized and unrealized
   gain (loss) on investment
   transactions                                  .58         1.32        (2.35)        1.16          .49         1.29
Net increase (decrease) in net
   asset value from operations                   .67         1.60        (2.00)        1.55          .89         1.65

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.08)        (.29)        (.34)        (.38)        (.35)        (.34)
Distributions from net realized
   gain on investment transactions                -0-          -0-        (.36)        (.74)        (.64)       (1.65)
Tax return of capital                             -0-        (.03)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.08)        (.32)        (.70)       (1.12)        (.99)       (1.99)
Net asset value, end of period                $15.13       $14.54       $13.26       $15.96       $15.53       $15.63

TOTAL RETURN
Total investment return based
   on net asset value(d)                        4.62%       12.29%      (12.91)%      10.42%        6.22%       11.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $587,685     $525,637     $384,212     $282,874     $212,326     $189,953
Ratio to average net assets of:
   Expenses                                     1.07%(g)     1.12%        1.10%        1.17%        1.12%        1.22%(e)
   Net investment income                        1.84%(g)     2.04%        2.36%        2.46%        2.62%        2.31%
Portfolio turnover rate                           29%          62%          79%          63%          76%         105%



See footnote summary on page 43.


-------------------------------------------------------------------------------

38 o ALLIANCEBERNSTEIN BALANCED SHARES

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period



                                                                              Class B
                                            ----------------------------------------------------------------------------
                                             August 1,
                                              2003 to                    Year Ended July 31,
                                            November 30, ---------------------------------------------------------------
                                              2003(a)        2003        2002(b)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $13.87       $12.68       $15.31       $14.96       $15.11       $15.54

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                         .05          .17          .23          .26          .27          .23
Net realized and unrealized
   gain (loss) on investment
   transactions                                  .55         1.26        (2.25)        1.12          .48         1.25
Net increase (decrease) in net
   asset value from operations                   .60         1.43        (2.02)        1.38          .75         1.48

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)        (.22)        (.25)        (.29)        (.26)        (.26)
Distributions from net realized
   gain on investment transactions                -0-          -0-        (.36)        (.74)        (.64)       (1.65)
Tax return of capital                             -0-        (.02)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.06)        (.24)        (.61)       (1.03)        (.90)       (1.91)
Net asset value, end of period                $14.41       $13.87       $12.68       $15.31       $14.96       $15.11

TOTAL RETURN
Total investment return based
   on net asset value(d)                        4.33%       11.44%      (13.53)%       9.63%        5.46%       10.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $534,752     $488,365     $385,868     $277,138     $155,060     $136,384
Ratio to average net assets of:
   Expenses                                     1.81%(g)     1.86%        1.84%        1.93%        1.86%        1.97%(e)
   Net investment income                        1.14%(g)     1.30%        1.61%        1.70%        1.88%        1.56%
Portfolio turnover rate                           29%          62%          79%          63%          76%         105%



See footnote summary on page 43.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 39

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class C
                                            ----------------------------------------------------------------------------
                                             August 1,
                                              2003 to                    Year Ended July 31,
                                            November 30, ---------------------------------------------------------------
                                              2003(a)        2003        2002(b)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $13.92       $12.72       $15.36       $15.01       $15.15       $15.57

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                         .05          .17          .23          .26          .28          .24
Net realized and unrealized
   gain (loss) on investment
   transactions                                  .56         1.27        (2.26)        1.12          .48         1.25
Net increase (decrease) in net
   asset value from operations                   .61         1.44        (2.03)        1.38          .76         1.49

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.06)        (.22)        (.25)        (.29)        (.26)        (.26)
Distributions from net realized
   gain on investment transactions                -0-          -0-        (.36)        (.74)        (.64)       (1.65)
Tax return of capital                             -0-        (.02)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.06)        (.24)        (.61)       (1.03)        (.90)       (1.91)
Net asset value, end of period                $14.47       $13.92       $12.72       $15.36       $15.01       $15.15

TOTAL RETURN
Total investment return based
   on net asset value(d)                        4.39%       11.49%      (13.55)%       9.59%        5.52%       10.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $162,243     $150,188     $131,761     $109,592      $65,214      $63,517
Ratio to average net assets of:
   Expenses                                     1.80%(g)     1.85%        1.84%        1.93%        1.86%        1.96%(e)
   Net investment income                        1.15%(g)     1.32%        1.61%        1.71%        1.88%        1.57%
Portfolio turnover rate                           29%          62%          79%          63%          76%         105%



See footnote summary on page 43.


-------------------------------------------------------------------------------

40 o ALLIANCEBERNSTEIN BALANCED SHARES

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                         Class R
                                                                  -------------
                                                                     November 3,
                                                                      2003(f) to
                                                                    November 30,
                                                                         2003(a)
                                                                  -------------
Net asset value, beginning of period                                  $15.09

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                                                 .02
Net realized and unrealized gain on investment transactions              .02
Net increase in net asset value from operations                          .04
Net asset value, end of period                                        $15.13

TOTAL RETURN
Total investment return based on net asset value(d)                      .27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                             $   10
Ratio to average net assets of:
   Expenses                                                             1.34%(g)
   Net investment income.                                               1.70%(g)
Portfolio turnover rate.                                                  29%


See footnote summary on page 43.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 41

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                           Advisor Class
                                            ----------------------------------------------------------------------------
                                             August 1,
                                              2003 to                    Year Ended July 31,
                                            November 30, ---------------------------------------------------------------
                                              2003(a)        2003        2002(b)      2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
   beginning of period                        $14.56       $13.28       $15.98       $15.54       $15.64       $15.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                         .10          .32          .37          .44          .43          .39
Net realized and unrealized
   gain (loss) on investment
   transactions                                  .59         1.32        (2.34)        1.16          .50         1.29
Net increase (decrease) in net
   asset value from operations                   .69         1.64        (1.97)        1.60          .93         1.68

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.09)        (.32)        (.37)        (.42)        (.39)        (.37)
Distributions from net realized
   gain on investment transactions                -0-          -0-        (.36)        (.74)        (.64)       (1.65)
Tax return of capital                             -0-        (.04)          -0-          -0-          -0-          -0-
Total dividends and distributions               (.09)        (.36)        (.73)       (1.16)       (1.03)       (2.02)
Net asset value, end of period                $15.16       $14.56       $13.28       $15.98       $15.54       $15.64

TOTAL RETURN
Total investment return based
   on net asset value(d)                        4.75%       12.57%      (12.67)%      10.75%        6.48%       11.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
   (000's omitted)                          $107,440     $105,567     $101,017       $5,446       $2,943       $2,627
Ratio to average net assets of:
   Expenses                                      .78%(g)      .83%         .85%         .91%         .86%         .97%(e)
   Net investment income                        2.11%(g)     2.36%        2.79%        2.75%        2.88%        2.56%
Portfolio turnover rate                           29%          62%          79%          63%          76%         105%



See footnote summary on page 43.


-------------------------------------------------------------------------------

42 o ALLIANCEBERNSTEIN BALANCED SHARES

(a) The Fund changed its fiscal year end from July 31 to November 30.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change toClass A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                           Year Ended
                          July 31, 1999
                        ------------------
Class A                       1.21%
Class B                       1.96%
Class C                       1.94%
Advisor Class                  .96%


(f) Commencement of distribution.

(g) Annualized.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 43

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of AllianceBernstein Balanced Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares, Inc., formally Alliance Balanced Shares, Inc., (the "Fund") at November 30, 2003, the results of its operations for the period August 1, 2003 through November 30, 2003 and for the year ended July 31, 2003, the changes in its net assets for the period August 1, 2003 through November 30, 2003 and for each of the two years in the period ended July 31, 2003 and the financial highlights for the period August 1, 2003 through November 30, 2003 for each of the five years in the period ended July 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 23, 2004


TAX INFORMATION (unaudited)

For the fiscal year ended November 30, 2003 certain dividends paid by the Portfolio may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designates a maximum amount of $6,120,415 as qualified dividend income, which is taxed at a maximum rate of 15%.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


-------------------------------------------------------------------------------

44 o ALLIANCEBERNSTEIN BALANCED SHARES

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman(2), Senior Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
John J. Kelley, Vice President
Susanne M. Lent, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX78278-6003
Toll-Free (800) 221-5672

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036


(1) Member of the Audit Committee.

(2) Mr. Rissman is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 45

MANAGEMENT OF THE FUND
(unaudited)

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                               PORTFOLIOS
                                                                                 IN FUND          OTHER
  NAME, AGE OF DIRECTOR,                      PRINCIPAL                          COMPLEX       DIRECTORSHIP
         ADDRESS,                           OCCUPATION(S)                      OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                     DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #+, 71       Investment adviser and an                       116             None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
(12)                                investment adviser, with which he
Chairman of the Board               had been associated since prior
                                    to 1999. He was formerly Deputy Comptroller
                                    and Chief Investment Officer of the State of
                                    New York and, prior thereto, Chief
                                    Investment Officer of the New York Bank for
                                    Savings.

Ruth Block, #+, 73                  Formerly Executive Vice President                96             None
500 SE Mizner Blvd.                 and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society
(18)                                of the United States; Chairman
                                    and Chief Executive Officer of Evlico;
                                    Director of Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals), Tandem
                                    Financial Group and Donaldson, Lufkin &
                                    Jenrette Securities Corporation; former
                                    Governor at Large National Association of
                                    Securities Dealers, Inc.

David H. Dievler, #+, 74            Independent consultant. Until                   100             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of Alliance Capital
(17)                                Management Corporation ("ACMC")
                                    responsible for mutual fund administration.
                                    Prior to joining ACMC in 1984 he was Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to that he was
                                    a Senior Manager at Price Waterhouse & Co.
                                    Member of American Institute of Certified
                                    Public Accountants since 1953.



-------------------------------------------------------------------------------

46 o ALLIANCEBERNSTEIN BALANCED SHARES


                                                                               PORTFOLIOS
                                                                                 IN FUND          OTHER
  NAME, AGE OF DIRECTOR,                      PRINCIPAL                          COMPLEX       DIRECTORSHIP
         ADDRESS,                           OCCUPATION(S)                      OVERSEEN BY       HELD BY
   (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                     DIRECTOR        DIRECTOR
------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #+, 61              Consultant. Formerly President                   98             None
P.O. Box 12                         of Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
(12)                                a Senior Advisor from June 1999
                                    -June 2000 and President of Historic Hudson
                                    Valley (historic preservation) from December
                                    1989-May 1999. Previously, Director of the
                                    National Academy of Design and during
                                    1988-1992, he was Director and Chairman of
                                    the Audit Committee of ACMC.

Clifford L. Michel, #+, 64          Senior Counsel of the law firm of                97           Placer
15 St. Bernard's Road               Cahill Gordon & Reindel since                                Dome, Inc.
Gladstone, NJ 07934                 February 2001 and a partner of
(15)                                that firm for more than twenty-five
                                    years prior thereto. He is President
                                    and Chief Executive Officer of
                                    Wenonah Development Company
                                    (investments) and a Director of Placer Dome,
                                    Inc. (mining).

Donald J. Robinson, #+, 69          Senior Counsel to the law firm of                96             None
98 Hell's Peak Road                 Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                    since prior to 1999. Formerly a
(8)                                 senior partner and a member of
                                    the Executive Committee of that firm. He was
                                    also a member and Chairman of the Municipal
                                    Securities Rulemaking Board and Trustee of
                                    the Museum of the City of New York.
INTERESTED DIRECTOR
Marc O. Mayer, ++, 46               Executive Vice President of ACMC                 68             None
1345 Avenue of the                  since 2001; prior thereto, Chief
Americas                            Executive Officer of Sanford C.
New York, NY 10105                  Bernstein & Co., LLC and its
(Elected November 18,               predecessor since prior to 1999.
2003)



* There is no stated term of office for the Fund's Directors.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.

++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 47

Officer Information
Certain Information concerning the Fund's Officers is listed below.



       NAME,                            POSITION(S)                       PRINCIPAL OCCUPATION
  ADDRESS* AND AGE                     HELD WITH FUND                     DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                       Executive Vice President of Alliance
                                                                    Capital Management Corporation
                                                                    ("ACMC")** since 2001; prior thereto,
                                                                    Chief Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC and its
                                                                    predecessor since prior to 1999.

Kathleen A. Corbet, 43              Senior Vice President           Executive Vice President of ACMC, **
                                                                    with which she has been associated
                                                                    since prior to 1999.

Paul C. Rissman, 47                 Senior Vice President           Executive Vice President of ACMC, **
                                                                    with which he has been associated since
                                                                    prior to 1999.

Thomas J. Bardong, 58               Vice President                  Senior Vice President of ACMC, **
                                                                    with which he has been associated since
                                                                    prior to 1999.

Frank V. Caruso, 47                 Vice President                  Senior Vice President of ACMC, **
                                                                    with which he has been associated since
                                                                    prior to 1999.

John J. Kelley, 43                  Vice President                  Senior Vice President of ACMC, **
                                                                    with which he has been associated since
                                                                    prior to 1999.

Susanne M. Lent, 34                 Vice President                  Senior Vice President of ACMC, **
                                                                    with which she has been associated since
                                                                    prior to 1999.

Mark R. Manley, 41                  Secretary                       Senior Vice President and Acting
                                                                    General Counsel of ACMC, ** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS"), ** with
                                                                    which he has been associated since
                                                                    prior to 1999.

Vincent S. Noto, 39                 Comptroller                     Vice President of AGIS, **
                                                                    with which he has been associated since
                                                                    prior to 1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800) 227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------

48 o ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Series
--------------------------------------------
U.S. Large Cap Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.

++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN BALANCED SHARES o 49

ALLIANCEBERNSTEIN BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


BALAR1103

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         Exhibit No.          DESCRIPTION OF EXHIBIT

         10 (a) (1)           Code of ethics that is subject to the disclosure
                              of Item 2 hereof

         10 (b) (1)           Certification of Principal Executive Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10 (b) (2)           Certification of Principal Financial Officer
                              Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:       /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   January 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:   January 29, 2004

By:       /s/ Mark D. Gersten
         -----------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:   January 29, 2004